
                                                               Execution Version

                    SECURITIES PURCHASE AND HOLDERS AGREEMENT

                                  BY AND AMONG

                              GMH HOLDING COMPANY

                CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.

                             CVC EXECUTIVE FUND LLC

                          CVC/SSB EMPLOYEE FUND, L.P.,

                          COURT SQUARE CAPITAL LIMITED,

                     THE CVC CO-INVESTORS IDENTIFIED HEREIN,

                                      AND

                   THE MANAGEMENT INVESTORS IDENTIFIED HEREIN

                           Dated as of January 7, 2005

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                                TABLE OF CONTENTS

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                                                                            PAGE
                                                                            ----
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ARTICLE I ACQUISITION OF SECURITIES......................................     2
   1.1  Acquisition of Securities........................................     2
   1.2  Closing; Termination.............................................     2
   1.3  Conditions to Investors' Obligations.............................     2
   1.4  Conditions to the Company's Obligations..........................     3

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................     4

   2.1  Representations and Warranties of the Company....................     4

ARTICLE III REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR..............     5
   3.1  Representations and Warranties of Each Investor..................     5
   3.2  Restrictive Legends..............................................     5
   3.3  Management Investor Representations and Warranties...............     6
   3.4  Representations and Warranties of the Fund, Court Square and
           the CVC Co-Investors..........................................     7
   3.5  Restrictions on Transfers of Securities..........................     7
   3.6  Notation.........................................................     9

ARTICLE IV OTHER COVENANTS, AGREEMENTS AND REPRESENTATIONS...............    10
   4.1  Observers' Rights................................................    10
   4.2  Financial Statements and Other Information.......................    10
   4.3  Regulatory Compliance Cooperation................................    11
   4.4  Required Sale....................................................    12
   4.5  Tag-Along Rights.................................................    13
   4.6  Preemptive Rights................................................    15
   4.7  Affiliate Transactions...........................................    17

ARTICLE V CORPORATE ACTIONS..............................................    17
   5.1  Certificate of Incorporation and Bylaws..........................    17
   5.2  Directors and Voting Agreements..................................    18
   5.3  Right to Remove Certain of the Company's Directors...............    18
   5.4  Right to Fill Certain Vacancies in Company's Board...............    18
   5.5  Amendment of Amended and Restated Certificate of
           Incorporation and Bylaws......................................    18

ARTICLE VI ADDITIONAL RESTRICTIONS ON TRANSFERS OF THE CLASS A COMMON
              STOCK HELD BY MANAGEMENT INVESTORS.........................    18
   6.1  Certain Definitions..............................................    18
   6.2  Restrictions on Transfer.........................................    21
   6.3  Purchase Option..................................................    22
   6.4  Involuntary Transfers............................................    24


                                        i

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                               TABLE OF CONTENTS
                                  (CONTINUED)

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                                                                            PAGE
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   6.5  Purchaser Representative.........................................    25
   6.6  Section 83(b) Elections..........................................    25

ARTICLE VII NON-COMPETITION..............................................    25
   7.1  Non-Compete Undertakings.........................................    25
   7.2  Business Opportunities...........................................    27
   7.3  Confidentiality..................................................    27

ARTICLE VIII REGISTRATION RIGHTS.........................................    27

ARTICLE IX MISCELLANEOUS.................................................    28
   9.1  Amendment and Modification.......................................    28
   9.2  Survival of Representations and Warranties.......................    28
   9.3  Successors and Assigns; Entire Agreement.........................    28
   9.4  Separability.....................................................    28
   9.5  Notices..........................................................    28
   9.6  Governing Law....................................................    30
   9.7  Headings.........................................................    30
   9.8  Counterparts.....................................................    30
   9.9  Further Assurances...............................................    30
   9.10 Termination......................................................    30
   9.11 Remedies.........................................................    30
   9.12 Party No Longer Owning Securities................................    30
   9.13 No Effect on Employment..........................................    30
   9.14 Pronouns.........................................................    31
   9.15 Future Investors.................................................    31

                                      TABLE OF DEFINED TERMS

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                                                                            PAGE
                                                                            ----
Adjusted Cost Price .....................................................    21
Affiliate ...............................................................    10
Affiliate Transactions ..................................................    19
Agreement ...............................................................     1
Approved Sale ...........................................................    13
Cause ...................................................................    21
Change of Control .......................................................    21
Class A Common Stock ....................................................     2
Class B Common Stock ....................................................     2
Class L Common Stock ....................................................     1
Closing .................................................................     2
Closing Date ............................................................     2
Common Stock ............................................................     2
Company .................................................................     1
Competitive Enterprise ..................................................    29
Confidential Information ................................................    30
Controlled Entities .....................................................    29
Court Square ............................................................     1
Court Square Observer ...................................................    11
Court Square Warrant ....................................................     2
CVC Co-Investors ........................................................     1
Escrow Amount ...........................................................    16
Escrow Notice ...........................................................    16
Exchange Agreement ......................................................     1
Fair Market Value .......................................................    22
Fund ....................................................................     1
Fund Issuance ...........................................................    17
Fund Observers ..........................................................    11
Gallarus ................................................................     1
Good Reason .............................................................    22
Holders .................................................................    15
Incentive Securities ....................................................    23
Investor ................................................................     1
Investors ...............................................................     1
Management Investors ....................................................     1
Merger Agreement ........................................................     1
Merger Sub. .............................................................     1
NASDAQ NMS ..............................................................    22
Newly Issued Stock ......................................................    17
Non-Competition Period ..................................................    29
Observers ...............................................................    11
Offer ...................................................................     8
Option Purchase Price ...................................................    26
Permitted Transferee ....................................................    10
Person ..................................................................    29
Preemptive Election .....................................................    18
Preemptive Escrow Amount ................................................    18
Preemptive Escrow Notice ................................................    18
Preemptive Notice .......................................................    17
Preemptive Reply ........................................................    17
Public Offering .........................................................    23
Purchase Option .........................................................    25
Qualified Investor ......................................................    17
Regulatory Problem ......................................................    13
Sale Notice .............................................................    27
Securities ..............................................................     2
Securities Act ..........................................................     6
Seller ..................................................................    15
Seller's Notice .........................................................    15
Shares ..................................................................     2
Special Registration Statement ..........................................    23
Subsidiary ..............................................................    29
Tag-Along Date ..........................................................    15
Tag-Along Notice ........................................................    15
Termination Date ........................................................    25
Termination with Cause...................................................    23
Termination without Cause ...............................................    23
Transfer ................................................................     8
Transfer Date ...........................................................    27
Unit Offering ...........................................................    23
Unvested Incentive Securities ...........................................    23
Vested Incentive Securities .............................................    24
Warrant Shares ..........................................................     2

                    SECURITIES PURCHASE AND HOLDERS AGREEMENT

          SECURITIES PURCHASE AND HOLDERS AGREEMENT, dated January 7, 2005 (the "Agreement"), by and among GMH HOLDING COMPANY, a Delaware corporation (the "Company") CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P., a Delaware limited partnership, CVC EXECUTIVE FUND LLC, a Delaware limited liability company, CVC/SSB EMPLOYEE FUND, L P., a Delaware limited partnership (collectively, the "Fund"), COURT SQUARE CAPITAL LIMITED, a Delaware corporation ("Court Square"), the other persons listed on the signature pages hereto as "CVC Co-Investors" (such persons, the "CVC Co-Investors"), and the other individuals listed on the signature pages hereto as "Management Investors" (such individuals, the "Management Investors"). The Fund, Court Square, the CVC Co-Investors and the Management Investors are sometimes referred to hereinafter individually as an "Investor" and collectively as the "Investors."

                                   Background

          A. The Company was formed in connection with the transactions contemplated by that certain Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, by and among the Company, GMH Acquisition Corp. ("Merger Sub"), and Gallarus Media Holdings, Inc. ("Gallarus"), and the other parties thereto. Following the Closing hereunder, Merger Sub will merge with and into Gallarus pursuant to the terms and conditions set forth in the Merger Agreement and Gallarus will become a wholly-owned subsidiary of the Company.

          B. The Management Investors are employed by Gallarus or its direct or indirect subsidiaries. Each of the Management Investors has agreed to exchange shares of stock of Gallarus owned by it for shares of common stock of the Company pursuant to the terms of a Securities Exchange Agreement, dated as of the date hereof, by and among the Company and the Management Investors named therein (the "Exchange Agreement").

          C. The Board of Directors of the Company desires that the Management Investors have an investment in the Company, and thereby have an increased personal and proprietary interest in the Company and Gallarus's success and progress.

          D. The Company desires to issue, and the Fund and CVC Co-Investors desire to purchase, the number of shares of the Company's Class L Common Stock, par value $.001 per share (the "Class L Common Stock") set forth on Schedule I hereto.

          E. As used herein, the Class L Common Stock, the Company's Class A Common Stock, par value $.001 per share (the "Class A Common Stock"), and the Class B Common Stock, par value $.001 per share (the "Class B Common Stock"), are sometimes collectively hereinafter referred to as the "Common Stock" or the "Shares."

          F. Concurrently herewith and pursuant to a Warrant Agreement between the Company and Court Square, the Company will issue, and Court Square will acquire, a warrant (the "Court Square Warrant") for shares of the Company Class A Common Stock (the "Warrant Shares").

          G. As used herein, the term "Securities" shall mean the Shares held by any party hereto, including shares of Common Stock and all other securities of the Company (or a successor to the Company) received on account of ownership of the Shares, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, classification, subdivision, conversion or similar transaction in respect thereof.

          H. The Investors and the Company wish to set forth certain agreements regarding their future relationships and their rights and obligations with respect to the Securities.

                                      Terms

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                            ACQUISITION OF SECURITIES

          1.1 Acquisition of Securities. Subject to the terms and conditions set forth herein, at the Closing, the Company will issue and sell to the Fund and the Co-Investors the number of shares of Class L Common Stock set forth on
Schedule I hereto at a purchase price of $11.00 per share of Class L Common
Stock.

          1.2 Closing; Termination. (a) The closing (the "Closing") of the issuance of the Shares will take place immediately prior to the closing under the Merger Agreement at such date and time as selected by the Company (the "Closing Date"). At the Closing, the Company will deliver to the Fund and the Co-Investors certificates evidencing the number of shares of Class L Common Stock being purchased by the Fund and the Co-Investors against payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Company prior to the Closing.

               (b) Immediately upon the termination of the Merger Agreement pursuant to its terms at any time prior to the closing of the transactions contemplated by the Merger Agreement, this Agreement will terminate and be of no further force and effect.

          1.3 Conditions to Investors' Obligations. The obligations of each Fund and Co-Investor to deliver the cash at the Closing as required under Section 1.2 hereof are subject to the satisfaction on or prior to the Closing Date of the following conditions:

               (a) The representations and warranties of the Company set forth in Article II shall be true and correct in all material respects on and as of the Closing Date as though then made.

               (b) The Company's Amended and Restated Certificate of Incorporation and Bylaws shall be substantially in the forms of Exhibits B-1 and B-2, respectively.

               (c) The Company shall have delivered to each Fund and Investor certificates for the Shares, as required pursuant to Sections 1.1 and 1.2,

               (d) No preliminary or permanent injunction or order, decree or ruling of any nature issued by any court or governmental agency of competent jurisdiction, nor any statute, rule, regulation or executive order promulgated or enacted by any United States federal, state or local governmental authority, shall be in effect that would prevent the consummation of the transactions contemplated by this Agreement, the Exchange Agreement or the Merger Agreement.

               (e) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate the Company's Amended and Restated Certificate of Incorporation or Bylaws or any applicable laws or orders, regulations, rules or requirements of a court, public body or authority by which the Company is bound.

               (f) All corporate and other proceedings, if any, taken or to be taken by the Company in connection with the transactions contemplated hereby to be consummated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Fund and the CVC Co-Investors, and the Fund and the CVC Co-Investors shall have received from the Company all such counterpart originals or certified or other copies of such documents as they may reasonably request.

               (g) The Company and Gallarus shall have acknowledged and agreed that the transactions contemplated by the Merger Agreement shall be consummated immediately after the Closing.

          1.4 Conditions to the Company's Obligations. The obligations of the Company to issue the Shares at the Closing as required under Section 1.2 hereof are subject to the satisfaction on or prior to the Closing of the following conditions:

               (a) The representations and warranties of each Fund and Co-Investor set forth in Article III shall be true and correct in all material respects at and as of the Closing Date as though then made.

               (b) The conditions set forth in paragraph (d) of Section 1.3 shall have been satisfied.

               (c) The closing under the Exchange Agreement shall have occurred.

               (d) All corporate and other proceedings, if any, taken or to be taken by the Fund and the CVC Co-Investors in connection with the transactions contemplated hereby to be consummated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company, and the Company shall have received from each Fund and CVC Co-Investor all such counterpart originals or certified or other copies of such documents as it may reasonably request.

               (e) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate any applicable laws or orders, regulations, rules or requirements of a court, public body or authority by which the Fund or CVC Co-Investor is bound.

               (f) The Company and Gallarus shall have acknowledged and agreed that the transactions contemplated by the Merger Agreement shall be consummated immediately after the Closing.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

          2.1 Representations and Warranties of the Company. The Company represents and warrants to each of the Investors as follows:

               (a) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

               (b) The Company has full corporate power and corporate authority to make, execute, deliver and perform this Agreement and to carry out all of the transactions provided for herein.

               (c) The Company has taken such corporate action as is necessary or appropriate to enable it to perform its obligations hereunder, including, but not limited to, the issuance and sale of the Shares, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof.

               (d) The Company is a newly formed corporation that has not engaged in any activities except in connection with the preparation and execution of the Merger Agreement and any ancillary agreements thereto, the Exchange Agreement and any ancillary agreements thereto, this Agreement and any ancillary agreements hereto and certain financing agreements.

               (e) The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable.

               (f) As of the Closing, the authorized capital stock of the Company will consist of (i) 250,000 shares of Preferred Stock, par value $.001 per share, none of which will be issued and outstanding immediately after the Closing, (ii) 5,000,000 shares of Class A Common Stock, of which up to 1,079,862.91 shares will be issued and outstanding immediately after the Closing, (iii) 5,000,000 shares of Class B Common Stock, none of which will be issued and outstanding immediately after the Closing and (iv) 25,000,000 shares of Class L Common Stock, of which 17,524,090.92 shares will be issued and outstanding immediately after the Closing. Except as otherwise set forth herein and for the Court Square Warrant, as of the Closing Date, there will be no rights, subscriptions, warrants, options, conversion rights, or agreements of any kind outstanding to purchase from the Company, or otherwise require the Company to issue, any shares of capital stock of the Company or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of the Company; the Company will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock; and the Shares will constitute all of the outstanding shares of the Company's capital stock.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR

          3.1 Representations and Warranties of Each Investor. Each of the Investors severally represents and warrants to the Company that:

               (a) Such Investor has full legal right, power and authority (including the due authorization by all necessary corporate, partnership or limited liability company action) to enter into this Agreement and to perform such Investor's obligations hereunder without the need for the consent of any other person; and this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of such Investor enforceable against such Investor in accordance with the terms hereof.

               (b) The Securities are being acquired by such Investor for investment, and not with a view to any distribution thereof that would violate the Securities Act of 1933, as amended (the "Securities Act"), or the applicable state securities laws of any state; and such Investor will not distribute the Securities in violation of the Securities Act or the applicable securities laws of any state.

               (c) Such Investor understands that the Securities have not been registered under the Securities Act or the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration becomes or is available therefrom.

               (d) Such Investor is financially able to hold the Securities for long-term investment, believes that the nature and amount of the Securities being purchased are consistent with such Investor's overall investment program and financial position, and recognizes that there are substantial risks involved in the purchase of the Securities.

               (e) Such Investor confirms that (i) such Investor is familiar with the business of Gallarus and the Company, (ii) such Investor has had the opportunity to ask questions of the officers and directors of Gallarus and the Company and to obtain (and that such Investor has received to its, his or her satisfaction) such information about the business and financial condition of Gallarus and the Company as it has reasonably requested, and (iii) such Investor, either alone or with such Investor's representative (as defined in Rule 501(h) promulgated under the Securities Act), if any, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the prospective investment in the Securities.

          3.2 Restrictive Legends.

               (a) All Shares. The certificates representing the Shares shall bear the following legend in addition to any other legend required under applicable law:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES PURCHASE AND HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

               (b) Incentive Securities. In addition to the legends required by
Section 3.2(a) above, the following legend shall appear on certificates representing Incentive Securities, provided, that the Company's failure to cause certificates representing Incentive Securities to bear such legend shall not affect the Company's Purchase Option described in Section 6.3:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT FOR A PERIOD OF TIME TO A PURCHASE OPTION OF THE COMPANY APPLICABLE TO "INCENTIVE SECURITIES" AS DESCRIBED IN THE SECURITIES PURCHASE AND HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

          3.3 Management Investor Representations and Warranties. Each Management Investor severally represents and warrants to the Company that:

               (a) Such Management Investor's residence, business address, business and residence telephone numbers and social security number are as set forth below his or her signature to this Agreement.

               (b) In formulating a decision to enter into this Agreement, such Management Investor has relied solely upon an independent investigation of Gallarus's and the Company's business and upon consultations with his or her legal and financial advisers with respect to this Agreement and the nature of his or her investment; and that in entering into this Agreement no reliance was placed upon any representations or warranties other than those contained in this Agreement.

               (c) He or she (i) qualifies as an "accredited investor" within the meaning of Rule 501 (a) of Regulation D under the Securities Act; or (ii) has retained a "purchaser representative" as defined by Rule 501(h) of Regulation D under the Securities Act; or (iii) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of this investment.

          3.4 Representations and Warranties of the Fund, Court Square and the CVC Co-Investors. Each of the Fund, Court Square and the CVC Co-Investors, severally and not jointly, represent and warrant to, and covenant and agree with, the Company that it qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its purchase of the Securities.

          3.5 Restrictions on Transfers of Securities. The following restrictions on Transfer shall apply to all Shares owned by any Management
Investor:

               (a) Management Investors:

                    (i) No Management Investor shall effect a Transfer of any Shares (other than shares of Class A Common Stock, or 'Incentive Shares', which are governed by the provisions of Article VI hereof) prior to the fifth anniversary of the Closing Date other than (A) pursuant to Section 4.4 in connection with an Approved Sale, (B) pursuant to Section 4.5 in connection with the exercise of "Tag-Along Rights," (C) with the consent of the Company (as evidenced by a resolution duly adopted by at least a majority of the non-employee members of the Company's Board of Directors), (D) to a Permitted Transferee of the Management Investor in question or (E) in connection with a Public Offering. In exercising the consent and approval provided for in clause
(C), the Company may employ its sole discretion in evaluating the nature of the proposed transferee and the Company may impose such conditions on Transfer as it deems appropriate in its sole discretion, including, but not limited to, requirements that the transferee be an employee or shareholder of the Company.

                    (ii) Prior to any proposed Transfer of Shares after the fifth anniversary of the date hereof, such Management Investor or Permitted Transferees shall submit a written offer (the "Offer") to the Company setting forth (A) the number, class or series of the Shares subject to the proposed Transfer, (B) the date or proposed date of the Transfer and the name and address of the proposed transferee, if known, (C) the principal terms of the Transfer, including the consideration to be received by the Management Investor or Permitted Transferees for such Transfer and (D) any other material terms of the Transfer. As used herein, "Transfer" includes the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in any of the Securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such Securities.

                    (iii) The Company, or one or more of its designees selected by a majority of the members of the Board of Directors, shall have the right to purchase all of the

Shares subject to the Offer on the same terms and conditions specified in the Offer. Within thirty (30) days after receipt of the Offer, the Company or its designees shall notify the Management Investor or the Permitted Transferees whether or not it wishes to purchase all of the offered Shares on the same terms and conditions as set forth in the Offer.

                    (iv) If the Company or its designees elects to purchase all of the offered Shares, the closing of the purchase and sale of such Shares shall be held at the place and on the date established by the Company in its notice to the Management Investor in response to the Offer, which in no event shall be less than 10 or more than 60 days from the date of such Offer. In the event that the Company does not elect to purchase all the offered Shares, the Management Investor may, subject to the other provisions of this Agreement, Transfer the remaining offered Shares at a price no less than the price specified in the Offer and on other terms no more favorable to the transferees thereof than specified in the Offer during the 90-day period immediately following the last date on which the Company could have elected to purchase the offered Shares. All such Shares not transferred within such 90 day period will be subject to the provisions of this Section 3.5(a) upon subsequent Transfer.

               (b) Prior to any proposed Transfer of any Securities, other than a Transfer to the Company or pursuant to Sections 4.4 and 4.5 hereof, the holder thereof shall give written notice to the Company describing the manner and circumstances of the proposed Transfer accompanied by a written legal opinion if requested by the Company, addressed to the Company and the transfer agent, if other than the Company, and reasonably satisfactory in form and substance to each addressee, to the effect that the proposed Transfer of the Securities may be effected without registration under the Securities Act and applicable state securities laws. Each certificate evidencing the Securities transferred shall bear the legends set forth in Section 3.2, except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provision of the Securities Act or applicable state securities laws. Notwithstanding the foregoing, no written opinion of legal counsel shall be required by the Company in connection with a Transfer to any Permitted Transferee of the type defined in Section 3.5(d)(iii) hereof

          Nothing in Sections 3.5(a) or 3.5(b) shall prevent the Transfer, free of any restrictions under this Agreement, of Securities by an Investor or a Permitted Transferee (x) to any person or other entity if such person or other entity takes such Securities pursuant to a sale in connection with a public offering under the Securities Act or following a public offering in open market transactions or under Rule 144 under the Securities Act, (y) to one or more of its, his or her Permitted Transferees; provided, however, that each such Permitted Transferee shall take such Securities subject to and be fully bound by the terms of this Agreement applicable to it, him or her with the same effect as if it, he or she were a party hereto (including, if the Securities being Transferred to such Permitted Transferee are Incentive Securities, Article VI hereof), or (z) to the Company, provided, that (i) no entity or person shall be a Permitted Transferee unless such transferee executes a joinder to this Agreement satisfactory in form and substance to the Company, which such joinder states with respect to any Permitted Transferee other than a natural person, that such Permitted Transferee agrees to Transfer such Securities to the Investor from whom such Permitted Transferee received such Securities immediately prior to the occurrence of any event which would result in such person no longer being a Permitted Transferee of such Investor and (ii) no Transfer shall be effected except in compliance with the registration requirements of the Securities Act or pursuant to an available exemption therefrom. Each Investor agrees to accept the Transfer of Securities to such Investor at any time from a Transferee of such Investor.

               (c) As used herein, "Permitted Transferee" shall mean:

                    (i) in the case of any Investor who is a natural person, such Investor, such Investor's spouse, lineal descendants (in each case, natural or adopted), siblings, lineal descendants of siblings (in each case, natural or adopted), parents, any trust solely for the benefit of any of the foregoing, or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is any of the foregoing;

                    (ii) in the case of any Investor or Permitted Transferee who is, in each case, a natural person, the heirs, executors, administrators or personal representatives upon the death of such Investor or Permitted Transferee or upon the incompetency or disability of such Investor or Permitted Transferee for purposes of the protection and management of his or her assets; and

                    (iii) in the case of the Fund, Court Square, the CVC Co-Investors or their Permitted Transferees, (A) the Fund, the CVC Co-Investors or any of their respective Affiliates, (B) any limited partnership, limited liability company or other investment vehicle that is sponsored or managed (whether through the ownership of securities having a majority of the voting power, as a general partner or through the management of investments) by the Fund or its Affiliates or by present or former employees of the Fund or its Affiliates, (C) any present or former managing director, general partner, director, limited partner, officer or employee of any entity described in clause
(A) or (B) immediately above, or any spouse, lineal descendant (natural or adopted), sibling, lineal descendant of a sibling (natural or adopted), parent, heir, executor, administrator, trustee or beneficiary of any CVC Co-Investors or any of the foregoing persons described in this clause (C) or (D) any trust, the beneficiaries of which, or any charitable trust, the grantor of which, include the persons or entities described in this subsection (iii).

               (d) As used herein, "Affiliate" means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

               (e) The restrictions on Transfers of Shares owned by any Management Investor provided under Sections 3.5(a) shall terminate upon the earlier of (i) such time as at least ten percent (10%) of the outstanding shares of Common Stock shall have been sold pursuant to a Public Offering or (ii) the day after the date on which the Fund and its corporate Affiliates own less than ten percent (10%) of the Shares.

          3.6 Notation. A notation will be made in the appropriate transfer records of the Company with respect to the restrictions on transfer of the Securities referred to in this Agreement.

                                   ARTICLE IV

                 OTHER COVENANTS, AGREEMENTS AND REPRESENTATIONS

          4.1 Observers' Rights.

               (a) So long as the Fund or its Permitted Transferees own at least five percent (5%) of the Common Stock outstanding, if no employee of the Fund or its Permitted Transferees is a member of the Company's Board of Directors, the Fund or such Permitted Transferee shall have the right to designate two observers (the "Fund Observers") to attend meetings of the Company's Board of Directors and committees thereof. If only one employee of the Fund or its Permitted Transferees is a member of the Company's Board of Directors, the Fund or its Permitted Transferees shall have the right to designate one observer to attend meetings of the Company's Board of Directors and committees thereof. Notwithstanding the foregoing, if at any time each of the Fund and any of its Permitted Transferee(s) own greater than five percent (5%) of the Common Stock outstanding, the rights granted in this Section 4.1 shall only apply with respect to the entity, among the Fund and its Permitted Transferee(s), which owns the most shares of Common Stock.

               (b) So long as Court Square or its Permitted Transferees own at least one percent (1%) of the Common Stock outstanding (assuming full exercise of the Court Square Warrant), Court Square shall have the right to designate one
(1) observer (the "Court Square Observer," and together with the Fund Observers, the "Observers") to attend any meeting of the Board of Directors of the Company or any committee thereof.

               (c) The Observers shall not have the right to vote on any matter presented to the Board of Directors or any committee thereof. The Company shall give each Observer written notice of each meeting of the Board of Directors and committees thereof at the same time and in the same manner as the members of the Board of Directors or such committee receive notice of such meetings, and the Company shall permit each Observer to attend as an observer all meetings of its Board of Directors and committees thereof. Each Observer shall be entitled to receive all written materials and other information given to the directors in connection with such meetings at the same time such materials and information are given to the directors, and each Observer shall keep such materials and information confidential. If the Company proposes to take any action by written consent in lieu of a meeting of its Board of Directors or a committee thereof, the Company shall give written notice thereof to each Observer as soon as practicable prior to the effective date of such consent. The Company shall provide to each Observer all written materials and other information given to the directors in connection with such action by written consent at the same time such materials and information are given to the directors, and each Observer shall keep such materials and information confidential. The Company shall pay the reasonable out-of-pocket expenses of each Observer incurred in connection with attending such meetings. Notwithstanding the foregoing, any failure by the Company to comply with the provisions of this Section 4.1(b) will not effect the validity of any action otherwise properly taken by the Board of Directors.

          4.2 Financial Statements and Other Information.

               (a) The Company shall deliver to each Investor and Permitted Transferee as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated and consolidating balance sheet of the Company and its subsidiaries as of the end of such year, and consolidated and consolidating statements of income and cash flows of the Company and its subsidiaries for the year then ended prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, together with an auditor's report thereon of a firm of established national reputation. Notwithstanding the foregoing, in the event that an Investor (other than the Fund or one of its Affiliates) or Permitted Transferee is not a director, officer or employee of the Company or any of its subsidiaries, such Investor or Permitted Transferee shall be required to execute a non-disclosure agreement prior to the delivery of the financial statements described in this Section 4.2(a).

               (b) In addition to the information provided in Section 4.2(a), so long as the Fund, or any Permitted Transferee of the Fund, owns or has the right to acquire (i) five percent (5%) or more of the Common Stock outstanding or (ii) the number of Shares held as of the Closing, the Company shall deliver to such Investor and such Permitted Transferee who owns or has the right to acquire such percentage of the Common Stock outstanding, as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its subsidiaries for the period then ended prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments.

          4.3 Regulatory Compliance Cooperation. So long as the Fund or its Permitted Transferees beneficially own any of the Securities, before the Company redeems, purchases or otherwise acquires, directly or indirectly, or converts or takes any action with respect to the voting rights of, any shares of any class of its capital stock or any securities convertible into or exchangeable for any shares of any class of its capital stock, or before the Company takes any action which would result in the Fund or its Permitted Transferees having a Regulatory Problem, the Company shall give the Fund thirty (30) days prior written notice of such pending action. Upon the written request of the Fund made within thirty
(30) days after its receipt of any such notice, stating that after giving effect to such action the Fund would have a Regulatory Problem (as described below), the Company will defer taking such action for such period (not to extend beyond ninety (90) days after the Fund's receipt of the Company's original notice) as the Fund requests to permit it and its Permitted Transferees to reduce the quantity of Securities held by it and its Permitted Transferees, or to take such other necessary actions, in order to avoid the Regulatory Problem. In addition, the Company will not be a party to any merger, consolidation, recapitalization or other transaction pursuant to which the Fund would be required to take any voting securities, or any securities convertible into voting securities, which might reasonably be expected to cause the Fund to have a Regulatory Problem. For purposes of this Section, a person will be deemed to have a "Regulatory Problem" when such person and such person's Permitted Transferees (i) would own, control or have power over a greater quantity of securities of any kind issued by the Company than are permitted to be owned under any requirement of any governmental authority applicable to such person or (ii) would have been caused to be or could be in violation of any provision of law applicable to such person.

          4.4 Required Sale.

               (a) If each of (i) the majority of the Board of Directors and
(ii) the holders of at least fifty percent (50%) of the outstanding Common Stock held by the Investors and their Permitted Transferees, approve (x) the sale of the Company to a person (whether by merger, consolidation, sale of all or substantially all of its assets or sale of all or a majority of the outstanding capital stock) or (y) the transfer or exchange of Class L Common Stock for Securities of the Company (each, an "Approved Sale"), each Investor and Permitted Transferee will consent to, vote for, raise no objections against, and waive dissenters and appraisal rights (if any) with respect to, the Approved Sale, and if the Approved Sale is structured as a sale, transfer or exchange of stock, each Investor and Permitted Transferee will agree to sell, transfer or exchange and will be permitted to sell, transfer or exchange all, or a pro rata portion, of such Investor's and Permitted Transferee's Common Stock on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. Each Investor and Permitted Transferee will take all necessary and desirable actions in connection with the consummation of an Approved Sale.

               (b) The obligations of each of the Investors with respect to an Approved Sale are subject to the satisfaction of the conditions that: (i) upon the consummation of the Approved Sale all of the Investors and Permitted Transferees will receive the same form and amount of consideration per share of Class A Common Stock and Class B Common Stock, or if any holder of Shares is given an option as to the form and amount of consideration to be received, all Investors and Permitted Transferees will be given the same option (subject, however, to the preferences and payments of the Class L Common Stock set forth in the Company's Certificate of Incorporation, which provides that upon certain liquidation and non-liquidation transactions (x) the Class L Common Stock receives a preference yield of 10% per annum and (y) that, after payment of the yield, and prior to any payment on the Class A Common Stock or Class B Common Stock, the Class L Common Stock receives a $10 per share preference); and (ii) the terms of sale shall not include any indemnification, guaranty or similar undertaking of the Investor (other than undertakings of Management Investors in respect of continued employment set forth in an employment agreement voluntarily entered into by a Management Investor) that (A) is not made or given pro rata with other Investors on the basis of share ownership or (B) could result in liability to such Investor that is in excess of the fair market value of the consideration to be received by such Investor in the Approved Sale. After payment of the preferences to the holders of Class L Common Stock described in the parenthetical to subsection (i) above, all Investors (and their Permitted Transferees) shall receive the same form and amount of consideration.

               (c) Each Management Investor shall, in connection with a sale, transfer or exchange of its, his or her Common Stock pursuant to this Section 4.4, at the request of the Company and without further cost or expense to the Company, execute and deliver such other instruments of conveyance and transfer and take such other actions as may reasonably be requested to consummate the proposed transfer or exchange, sale of Common Stock by the Investors pursuant to this Section 4.4. All Investors (and their Permitted Transferees) will bear their pro rata share (based upon the number of shares sold) of the reasonable costs of any sale of Shares pursuant to an Approved Sale to the extent such costs are incurred directly in connection with such Approved Sale and are not paid by the Company. Costs incurred by any Investor (or its, his or her Permitted Transferee) on its, his or her own behalf will not be considered costs of the transaction hereunder.

          4.5 Tag-Along Rights.

               (a) (i) On or after the "Tag-Along Date" (as hereinafter defined), except as otherwise provided in Section 4.5(a)(v), no "Seller" (as hereinafter defined) shall sell any Common Stock in any transaction or series of related transactions unless all "Holders" (as hereinafter defined) are offered an equal opportunity to participate ratably in such transaction or transactions on a per class basis (calculated based on the number of shares of each class of Common Stock of a Holder divided by the number of shares of such class Common Stock held by all Investors and their Permitted Transferees) and on identical terms (including price and type of consideration paid; subject, however, to the preferences and payments of the Class L Common Stock set forth in the Company's Amended and Restated Certificate of Incorporation, which provides that upon certain liquidation and non-liquidation transactions (x) the Class L Common Stock receives a preference yield of 10% per annum and (y) that, after payment of the yield, and prior to any payment on the Class A Common Stock or Class B Common Stock, the Class L Common Stock receives a $10 per share preference). If any Holder elects not to participate in full or in part on a pro-rata basis, the Seller may increase the number of shares sold by it or him by the number of shares any such Holder elects not to include pursuant to the terms hereof. As used in this Section 4.5, "Tag-Along Date" means the date on which the Fund sells more than ten percent (10%) (in the aggregate, after giving effect to all prior sales other than sales under Section 4.5(a)(iii) hereof and after giving effect to the sale at issue) of the Securities purchased as of the Closing; "Seller" shall mean the Fund and its corporate Affiliates; and "Holders" shall mean the Investors (other than the Sellers) and their Permitted Transferees.

                    (ii) Except as provided in Section 4.5(b), prior to any sale of any Common Stock subject to these provisions, the Seller shall notify the Company in writing of the proposed sale. Such notice (the "Seller's Notice") shall set forth: (A) the number of shares of Common Stock subject to the proposed sale; (B) the name and address of the proposed purchaser; and (C) the proposed amount of consideration and terms and conditions of payment offered by such proposed purchaser. The Company shall promptly, and in any event within 15 days of the receipt by the Company of the Seller's Notice, mail or cause to be mailed the Seller's Notice to each Holder who owns shares of Common Stock. A Holder may exercise the tag-along right by delivery of a written notice (the "Tag-Along Notice") to the Seller within 15 days of the date the Company mailed or caused to be mailed the Seller's Notice. The Tag-Along Notice shall state the number of shares of Common Stock that the Holder proposes to include in the proposed sale. If no Tag-Along Notice is received during the 15-day period referred to above, the Seller shall have the right for a 120-day period to effect the proposed sale of shares of Common Stock on terms and conditions no more favorable than those stated in the notice and in accordance with the provisions of this Section 4.5. If any of the Holders exercise their rights under Section 3.5(a), if such Holder is a Management Investor or any of their Permitted Transferees, the first shares of Common Stock to be transferred by such Holder must be Vested Incentive Securities until such Holder owns no more Vested Incentive Shares, then any remaining Shares.

                    (iii) Notwithstanding anything to the contrary, a Seller may make any of the following sales without offering the Holders the opportunity to participate: (a) sales in the aggregate of up to five percent (5%) of the total number of Shares of Common Stock outstanding at the time of such sale; (b) sales by a Seller to any Affiliate or Permitted Transferee, provided that the proposed purchaser agrees in writing to be bound by the provisions of this Agreement; (c) sales in connection with a Public Offering under the Securities Act or following a Public Offering in open market transactions or under Rule 144 under the Securities Act and (d) sales pursuant to an Approved Sale.

                    (iv) Each Investor acknowledges for itself, himself or herself and its, his or her transferees that the Fund may grant in the future tag-along rights to other holders of Common Stock and such holders will (a) have substantially the same opportunity to participate in sales by the Fund as provided to the parties hereto, and (b) be included in the calculation of the pro rata basis upon which Holders may participate in a sale.

                    (v) The tag-along obligations of the Sellers and the rights of the Holders with respect thereto provided under this Section 4.5 shall terminate upon the earlier of (a) such time as at least ten percent (10%) of the outstanding shares of Common Stock shall have been sold pursuant to a Public Offering and (b) as to the Fund, the day after the date on which the Fund and its corporate Affiliates own less than ten percent (10%) of the Shares.

               (b) Notwithstanding the requirements of this Section 4.5, a Seller may sell shares of Common Stock at any time without complying with the requirements of Section 4.5(a)(ii) so long as the Seller deposits into escrow with a third party at the time of sale that amount of the consideration received in the sale equal to the "Escrow Amount." The "Escrow Amount" shall equal that amount of consideration as all the Holders would have been entitled to receive if they had the opportunity to participate in the sale on a pro rata basis, determined as if each Holder (A) delivered a Tag-Along Notice to the Seller in the time period set forth in Section 4.5(a)(ii) and (B) proposed to include all of its shares of Common Stock in the sale. No later than five (5) business days after the date of the sale, the Seller shall notify the Company in writing of the proposed sale. Such notice (the "Escrow Notice") shall set forth the information required in the Seller's Notice, and in addition, such notice shall state the name of the escrow agent and, if the consideration (in whole or in part) for the sale was cash, then the account number of the escrow account. The Company shall promptly, and in any event within 10 days, mail or cause to be mailed the Escrow Notice to each Holder.

               (c) A Holder may exercise the tag-along right by delivery to the Seller, within 15 days of the date the Company mailed or caused to be mailed the Escrow Notice, of (i) a written notice specifying the number of shares of Common Stock it, he or she proposes to sell and (ii) the certificates for such shares of Common Stock, with stock powers duly endorsed in blank. Promptly after the expiration of the 15th day after the Company has mailed or caused to be mailed the Escrow Notice, (A) the Seller shall purchase that number of shares of Common Stock as Seller would have been required to include in the sale had Seller complied with the provisions of Section 4.5(a)(ii), (B) all shares of Common Stock not required to be purchased by Seller shall be returned to the Holders thereof, and (C) all remaining funds and other consideration held in escrow shall be released to Seller. If Seller received consideration other than cash in its sale, Seller shall purchase the shares of Common Stock tendered by paying to the Holders non-cash consideration and cash in the same proportion as received by Seller in the sale.

               (d) Each Holder who exercises its, his or her tag-along rights pursuant to this Section 4.5 shall, at the request of Seller and without further cost and expense to Seller, execute and deliver such other instruments of conveyance and transfer, including any sales or indemnification agreements, and take such other actions as may reasonably be requested to consummate the proposed sale of Common Stock by Seller and the Holders who have exercised their tag-along rights pursuant to this Section 4.5.

          4.6 Preemptive Rights.

               (a) So long as the Company has not consummated a Public Offering (as defined in Section 6.1(g)), if the Company proposes to issue and sell any of its shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock or any securities convertible into shares of Common Stock or any debt securities (such shares and other securities are hereinafter collectively referred to as "Newly Issued Securities") to the Fund or its Affiliates to whom the Fund has transferred Common Stock (hereinafter, a "Fund Issuance"), the Company will first offer to each of the other Investors who is an "accredited investor" or, if not an accredited investor, to each Investor who has retained a "purchaser representative" or has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of this investment (each a "Qualified Investor") a portion of the number or amount of such securities proposed to be sold in any such transaction or series of related transactions equal to the product of the percentage each such Qualified Investor holds of all shares of Common Stock then held by the Investors and the number of shares proposed to be issued and sold by the Company in any such transaction or series of related transactions, all for the same price and upon the same terms and conditions (including any requirement to purchase other securities) as the securities that are being offered to the Fund, its Affiliates and its Permitted Transferees to whom the Fund has Transferred Common Stock, in such transaction or series of transactions.

               (b) Notwithstanding the foregoing, the provisions of this Section
4.6 shall not be applicable to the issuance of shares of Common Stock or other securities (i) upon the conversion of shares of one class of Common Stock into shares of another class, (ii) as a dividend on the outstanding shares of Common Stock, (iii) in any transaction in respect of a Security that is available to all holders of such Security on a pro rata basis, (iv) in connection with the debt and equity financing arranged by the Fund in connection with the closing under the Merger Agreement, (v) in connection with grants of stock or options to employees or directors of the Company, (vi) in a Public Offering pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to the Securities Act, or (vii) in a connection with a financing effected through Rule 144A of the Securities Act.

               (c) The Company will cause to be given to the Qualified Investors a written notice setting forth the terms and conditions upon which the Qualified Investors may purchase such shares or other securities (the "Preemptive Notice"). After receiving a Preemptive Notice, the Qualified Investors must reply, in writing, within 15 days of the date of such Preemptive Notice that such persons agree to purchase the shares or other securities offered pursuant to this Section 4.6 on the date of sale to the Fund, its Affiliates or its Permitted Transferees to whom the Fund has Transferred Common Stock (the "Preemptive Reply"). If any Qualified Investor fails to make a Preemptive Reply in accordance with this Section 4.6, shares or other securities offered to such Qualified Investor in accordance with this Section 4.6 may thereafter, for a period not exceeding six months following the expiration of such 15-day period, be issued, sold or subjected to rights or options to the Fund and its Permitted Transferees to whom the Fund has Transferred Common Stock and to the Qualified Investors who have delivered a valid Preemptive Reply, on a pro rata basis, at a price not less than that at which they were offered to the Qualified Investors. Any such shares or other securities not so issued, sold or subjected to rights or options to the Fund and its Permitted Transferees to whom the Fund has Transferred Common Stock and to the Qualified Investors who have delivered a valid Preemptive Reply that are not purchased shall be reoffered to the Fund and its Permitted Transferees to whom the Fund has Transferred Common Stock and to the Qualified Investors who have delivered a valid Preemptive Reply, on a pro rata basis, and shall continue to be reoffered pursuant to the procedures set forth above until all of such shares have been purchased.

               (d) Notwithstanding the requirements of this Section 4.6, the Company may make a Fund Issuance at any time without complying with the requirements of Section 4.6(a) and (c) so long as the Company deposits into escrow with a third party at the time of sale a portion of the Newly Issued Securities equal to the "Preemptive Escrow Amount." The "Preemptive Escrow Amount" shall equal that amount of Newly Issued Securities which the Qualified Investors would have been entitled to receive if they had the opportunity to participate in the Fund Issuance on a pro rata basis in accordance with Section 4.6(a), determined as if each Qualified Investor (A) delivered a Preemptive Reply to the Company in the time period set forth in Section 4.6(c) and (B) proposed to purchase all of the Newly Issued Stock to which such Qualified Investor would have been entitled to purchase pursuant to Section 4.6(a) had the Company given such Qualified Investor a Preemptive Notice.

          Within 10 days after the date of the Fund Issuance, the Company shall notify the Qualified Investors in writing of the Fund Issuance. Such notice (the "Preemptive Escrow Notice") shall set forth the terms and conditions upon which the Qualified Investors may purchase shares of Newly Issued Securities, the pro rata amount of Newly Issued Securities that such Qualified Investor is entitled to receive (such amount to equal the amount of Newly Issued Securities that such Qualified Investor would have been entitled to receive if it, he or she had the opportunity to participate in the Fund Issuance on a pro rata basis in accordance with Section 4.6(a)) and the name of the escrow agent.

          A Qualified Investor may exercise the preemptive right by delivery to the Fund, within 30 days of the date the Company mailed or caused to be mailed the Preemptive Escrow Notice, of a written notice specifying the number of shares of Newly Issued Stock it, he or she proposes to purchase of the number of shares of Newly Issued Securities such Qualified Investor is entitled to purchase (the "Preemptive Election") such written notice to be accompanied by payment in full for such Newly Issued Securities, in a form acceptable to the Company in its sole discretion.

          Promptly after the expiration of the 30th day after the Company has mailed or caused to be mailed the Preemptive Escrow Notice, (A) the Company shall sell to each Qualified

Investor that number of shares of Newly Issued Securities that each such Qualified Investor proposed to purchase pursuant to its Preemptive Election and
(B) all remaining Newly Issued Securities held in escrow shall be sold to the Fund and its Permitted Transferees and to the Qualified Investors who have delivered a valid Preemptive Reply, on a pro rata basis, upon the terms and conditions set forth in the Preemptive Escrow Notice.

          4.7 Affiliate Transactions.

               (a) Other than Affiliate Transactions permitted under Section 4.7(b) below, so long as the Company has not consummated a Public Offering (as defined in Section 6.l(g) hereof), the Company will not, and will not permit any of its subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions with, or for the benefit of, the Fund or any of its Affiliates ("Affiliate Transactions") unless the transaction is on terms no less favorable to the Company or its subsidiaries than would be obtained in a comparable arms-length transaction with a third party as determined by a majority of the Board of Directors of the Company.

               (b) The restrictions set forth in Section 4.7(a) shall not apply to:

                    (i) reasonable fees and compensation paid to and indemnity provided on behalf of directors of the Company or any subsidiary of the Company as determined by the Company's board of directors or senior management;

                    (ii) transactions subject to Section 4.4, 4.5 or 4.6 hereof;

                    (iii) any transaction that is available to all holders of Common Stock on a pro rata basis;

                    (iv) transactions in connection with the debt and equity financing arranged by the Fund in connection with the closing under the Merger Agreement;

                    (v) payments and transactions pursuant to the Advisory Agreement dated as of December 23, 2004 among the Company, GMH Acquisition Corp. and CVC Management LLC; and

                    (vi) transactions exclusively between or among the Company and (A) any of its subsidiaries or (B) portfolio companies of the Fund, Citicorp Venture Capital, Ltd., 399 Venture Partners, Inc. or Court Square or exclusively between or among such subsidiaries in the ordinary course of business.

                                    ARTICLE V

                                CORPORATE ACTIONS

          5.1 Certificate of Incorporation and Bylaws. Each Investor has reviewed the Amended and Restated Certificate of Incorporation and Bylaws of the Company in the forms attached hereto as Exhibits B-1 and B-2 respectively, and hereby approves and ratifies the same.

          5.2 Directors and Voting Agreements. So long as the Company has not consummated a Public Offering (as defined in Section 6.1(g)), each Investor and Permitted Transferee agrees that it, he or she shall take, at any time and from time to time, all action necessary (including voting the Common Stock owned by it, him or her, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of the Company is composed at all times of up to five (5) persons, including the Chief Executive Officer of the Company and the Chief Financial Officer of the Company (so long as each of them is an executive officer of the Company), and three (3) persons designated by the Fund. The initial directors named pursuant to this
Section 5.2 shall be Ian D. Highet, Paul C. Schorr IV, David F. Thomas, Dan McCarthy and Gerald Parker.

          5.3 Right to Remove Certain of the Company's Directors. So long as the Company has not consummated a Public Offering, the Fund may request that any director designated by it, him or her be removed (with or without cause) by written notice to the other Investors, and, in any such event, each Investor shall promptly consent in writing or vote or cause to be voted all shares of Common Stock now or hereafter owned or controlled by it, him or her for the removal of such person as a director. In the event any person ceases to be a director, such person shall also cease to be a member of any committee of the Board of Directors of the Company.

          5.4 Right to Fill Certain Vacancies in Company's Board. So long as the Company has not consummated a Public Offering, in the event that a vacancy is created on the Company's Board of Directors at any time by the death, disability, retirement, resignation or removal (with or without cause) of a director designated by the Fund or if otherwise there shall exist or occur any vacancy on the Company's Board of Directors in a directorship subject to designation by the Fund such vacancy shall not be filled by the remaining members of the Company's Board of Directors but each Investor hereby agrees promptly to consent in writing or vote or cause to be voted all shares of Common Stock now or hereafter owned or controlled by it, him or her to elect that individual designated to fill such vacancy and serve as a director, as shall be designated by the Fund.

          5.5 Amendment of Amended and Restated Certificate of Incorporation and Bylaws. So long as the Company has not consummated a Public Offering, each Investor agrees that it, he or she shall not consent in writing or vote or cause to be voted any shares of Common Stock now or hereafter owned or controlled by it, him or her in favor of any amendment, repeal, modification, alteration or rescission of, or the adoption of any provision in the Company's Amended and Restated Certificate of Incorporation or Bylaws inconsistent with this Agreement unless the Fund consents in writing to such action or votes or cause to be voted all of the shares of Common Stock held by it in favor of such action.

                                   ARTICLE VI

                     ADDITIONAL RESTRICTIONS ON TRANSFERS OF
              THE CLASS A COMMON STOCK HELD BY MANAGEMENT INVESTORS

          6.1 Certain Definitions. The terms defined below shall have the following meanings when used in this Article VI:

          (a) "Adjusted Cost Price" means, with respect to each of the Incentive Securities, $1.00 (including any Incentive Securities which have been converted into other shares of capital of the Company, and adjusted for any stock dividend payable upon, or subdivision or combination of, the Incentive Securities).

          (b) "Cause" shall exist if a Management Investor has (i) committed an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Fund, Gallarus, the Company or any Subsidiary of the Company or Gallarus or a felony involving the business, assets, customers or clients of the Fund, Gallarus, the Company or any Subsidiary of the Company or Gallarus or has been convicted by a court of competent jurisdiction or has plead guilty or nolo contendere to any other felony; (ii) committed a material breach of any written confidentiality, non-compete, non-solicitation or business opportunity covenant contained in any agreement entered into by the Management Investor and the Fund, Gallarus, the Company or any of their Affiliates; or (iii) substantially failed to perform the Management Investor's duties to Gallarus, the Company or any Subsidiary, including by committing a material breach of any written covenant contained in any agreement entered into by the Management Investor and the Fund, Gallarus, the Company or any Subsidiary of the Company or Gallarus (other than a confidentiality, non-compete, non-solicitation or business opportunity covenant).

          (c) "Change of Control" means, with respect to the Company, (i) any consolidation or merger with or into any other corporation, partnership, limited liability company or other entity in which the holders of capital stock of the Company immediately prior to such merger or consolidation no longer beneficially own, directly or indirectly, a majority of the outstanding capital stock or equity interest of the surviving corporation, partnership, limited liability company or other entity immediately after such merger or consolidation, (ii) the sale or transfer of the capital stock of the Company in which the holders of capital stock of the Company immediately prior to such sale or transfer no longer beneficially own, directly or indirectly, a majority of the outstanding capital stock or equity interest of the Company immediately after such sale or transfer, (iii) a sale or transfer of all or substantially all of the assets of the Company, or (iv) the license of all or substantially all of the assets of the Company where such license is substantially equivalent to a sale or transfer of all or substantially all of the assets of the Company.

          (d) "Fair Market Value" shall mean, as of any date of determination, with respect to Incentive Securities: (i) if shares of the same class as such Incentive Shares are listed on any securities exchange or quoted in the NASDAQ NMS or the over-the-counter market, the Fair Market Value shall be determined by the Board of Directors of the Company in its good faith judgment based upon the average of the closing prices of the sales of shares of such class, on all securities exchanges on which such common stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such shares of such class are not so listed, the average of the representative bid and asked prices quoted in the NASDAQ National Market System ("NASDAQ NMS") as of 4:00 P.M., New York time, or, if on any day shares of such class are not quoted in the NASDAQ NMS, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day; and
(ii) if shares of such class are not listed on any securities exchange or quoted in the NASDAQ NMS or the over-the-counter market, the Fair Market Value shall be determined by the Board of Directors of the Company in its good faith judgment based upon the amount that would be recovered by the holder of such Incentive Share if all of the capital stock of the Company were sold to a buyer in a single transaction and the proceeds from such transaction were allocated to the holders of the capital stock of the Company as if the proceeds were distributed in a liquidation of the Company pursuant to its certificate of incorporation; provided, that if a Management Investor objects to the Fair Market Value as determined by the Board under this clause (ii), and the Management Investor and the Board are unable to reach agreement as to the Fair Market Value within a reasonable period of time, such parties may seek an independent appraisal of such Fair Market Value by an independent appraiser experienced in valuing securities and mutually agreeable to the Management Investor and the Board. The determination of such appraiser shall be final and binding upon the Company and the Management Investor. The cost and expense of such appraisal shall be paid 50% by each of the Company and the Management Investor.

               (e) "Good Reason" shall mean: (i) Gallarus, the Company or any Subsidiary of Gallarus or the Company has failed to pay the Management Investor his salary; or (ii) a substantial reduction of the Management Investor's base salary (other than an across the board reduction similarly affecting other comparable employees of Gallarus, the Company or its Subsidiaries) or a substantial diminution of the Management Investor's duties, which, in each case, has not been remedied within a reasonable time specified by the Management Investor that is not less than thirty (30) days after delivery to the Company of written notice describing the event constituting Good Reason.

               (f) "Incentive Securities" means any and all of the shares of Class A Common Stock and all other securities of the Company (or a successor to the Company) received on account of ownership of the Class A Common Stock, including any and all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.

               (g) "Public Offering" means a successfully completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act (other than (i) a Special Registration Statement (as defined below) or (ii) a registration statement relating to a Unit Offering (as defined below)) in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $50,000,000 net of underwriting discounts and commissions and resulting in the listing of the Common Stock on a nationally recognized securities exchange.

               (h) "Special Registration Statement" means (i) a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company's employees or security holders or (ii) a registration statement registering a Unit Offering.

               (i) "Termination with Cause" means termination of a Management Investor's employment with the Company or its subsidiaries for Cause.

               (j) "Termination without Cause" means (i) any termination of a Management Investor's employment with the Company or its subsidiaries that is not determined by the Board of Directors of the Company acting in good faith to be a Termination with Cause or (ii) a Management Investor ceases employment with Company or its subsidiaries for Good Reason.

               (k) "Unit Offering" shall mean a Public Offering of a combination of debt and equity securities of the Company in which (i) not more than ten percent (10%) of the gross proceeds received from the sale of such securities is attributed to such equity securities, and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Securities Exchange Act of 1934, as amended.

               (l) "Unvested Incentive Securities" means that portion of the aggregate Incentive Securities held by any single Management Investor that does not consist of Vested Incentive Securities.

               (m) "Vested Incentive Securities" means that portion of the aggregate Incentive Securities held by any single Management Investor equal to the following percentages: (i) prior to the first anniversary of the Closing Date, 0%; (ii) after the first anniversary of the Closing Date, and on or prior to the second anniversary of the Closing Date, 20%; (iii) after the second anniversary of the Closing Date, and on or prior to the third anniversary of the Closing Date, 40%; (iv) after the third anniversary of the Closing Date, and on or prior to the fourth anniversary of the Closing Date, 60%; (v) after the fourth anniversary of the Closing Date, and on or prior to the fifth anniversary of the Closing Date, 80%; and (vi) after the fifth anniversary of the Closing Date, 100%; provided, however, that upon (x) a Change-of-Control of the Company, 100% of the Incentive Securities held by any single Management Investor will become vested, and (y) a Public Offering, those Incentive Securities held by any single Management Investor that are included in the Public Offering will become vested (to the extent not already vested, with the unvested Incentive Securities not included in the Public Offering remaining unvested).

          6.2 Restrictions on Transfer. In addition to the restrictions imposed by Section 3.5, and notwithstanding anything to the contrary contained herein, no Management Investor shall effect a Transfer of any Incentive Securities prior to the fifth anniversary of the Closing Date other than (i) pursuant to Section
4.4 in connection with an Approved Sale, (ii) pursuant to Section 4.5 in connection with the exercise of "Tag-Along Rights," (iii) pursuant to Section
6.3 in connection with the Purchase Option (as hereinafter defined), (iv) with the consent of the Company (as evidenced by a resolution duly adopted by at least a majority of the non-employee members of the Company's Board of Directors), (v) to a Permitted Transferee of the Management Investor in question or (vi) in connection with a Public Offering. In exercising the consent and approval provided for in clause (iv), the Company may employ its sole discretion in evaluating the nature of the proposed transferee and the Company may impose such conditions on Transfer as it deems appropriate in its sole discretion, including, but not limited to, requirements that the transferee be an employee of the Company and that the transferee purchase the Management Investor's Incentive Securities as a "Management Investor" subject to the restrictions of this Article VI. In the event any Transfer is authorized pursuant to clause (iv) to an employee of the Company or any of its subsidiaries as a "Management Investor," such employee shall execute an agreement, in form and substance satisfactory to the Company, pursuant to which such employee shall agree to be bound by the terms and conditions of this Agreement, and such other provisions as the Company may determine, and upon such execution such employee shall be entitled to the benefit of such provisions hereof and such other provisions as the Company determines and are set forth in such agreement. In the event any Transfer is made pursuant to clause (v), the Termination Date (as hereinafter defined) for a Permitted Transferee of a Management Investor shall be the Termination Date with respect to the Management Investor who first acquired the Incentive Securities held by such Permitted Transferee pursuant to this Agreement. Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect and the purported transferees shall have no rights or privileges in or with respect to the Company. Notwithstanding the foregoing provisions, each Management Investor agrees that he will not effect a Transfer of any Incentive Securities prior to the lapse of such period of time following acquisition thereof as may be required to comply with applicable state securities laws.

          6.3 Purchase Option.

               (a) General Terms. In the event that on or prior to the fifth anniversary of the Closing Date, any Management Investor shall cease to be employed by the Company or its subsidiaries for any reason (including, but not limited to, death, disability, retirement at age 65 or more under the Company's or its subsidiaries, normal retirement policies, resignation or termination by the Company or its subsidiaries, as the case may be, with or without cause), other than by reason of a leave of absence approved by the Company, such Management Investor (or his or her heirs, executors, administrators, transferees, successors or assigns, and the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) shall give prompt notice to the Company of such termination (except in the case of termination by the Company), and the Company, and/or, if approved by a majority of the members of the Board of Directors, the other holders of Class A Common Stock (on a pro rata basis), shall have the right and option at any time within 90 days after the later of the effective date of such termination of employment (the "Termination Date") or the date of the Company's receipt of the aforesaid notice, to purchase from such Management Investor, or his or her heirs, executors, administrators, transferees, successors or assigns (including the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement), as the case may be, any or all of the Incentive Securities then owned by such Management Investor (and his or her Permitted Transferees) at a purchase price equal to the Option Purchase Price (as hereinafter defined). The Company shall give notice to the terminated Management Investor (or his or her heirs, executors, administrators, transferees, successors or assigns and the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) of its intention (or the intention of the holders of Common Stock) to purchase Incentive Securities at any time not later than 90 days after the Termination Date. The right of the Company (and the holders of Common Stock) set forth in this Section 6.3 to purchase a terminated Management Investor's Incentive Securities (and the Incentive Securities of the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) is hereinafter referred to as the "Purchase Option."

                    (i) Exercise of Purchase Option. The Purchase Option shall be exercised by written notice to the terminated Management Investor (or his or her heirs, executors, administrators, transferees, successors or assigns and the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) signed by an officer of the Company on behalf of the Company. Such notice shall set forth the number of Incentive Securities desired to be purchased and shall set forth a time and place of closing which shall be no earlier than 10 days and no later than 60 days after the date such notice is sent. At such closing, the seller shall deliver the certificates evidencing the number of Incentive Securities to be purchased by the Company and/or its designee(s), accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company and/or the holders of the Common Stock good title to such of the Incentive Shares to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the Company and/or the holders of the Common Stock shall deliver to the seller the full amount of the Option Purchase Price for such Securities in cash by certified or bank cashier's check.

                    (ii) Option Purchase Price. Subject to Section 6.3(a)(iii) below, the "Option Purchase Price" for the Incentive Securities to be purchased from such Management Investor (or the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) pursuant to the Purchase Option shall equal the price calculated as set forth below:

                               VESTED INCENTIVE SECURITIES   UNVESTED INCENTIVE SECURITIES
TYPE OF EMPLOYMENT CESSATION      OPTION PURCHASE PRICE          OPTION PURCHASE PRICE
----------------------------   ---------------------------   -----------------------------
Termination without Cause      Fair Market Value             Adjusted Cost Price
Termination with Cause         Lesser of Fair Market Value   Lesser of Fair Market Value
                               or Adjusted Cost Price        or Adjusted Cost Price

Notwithstanding anything to the contrary contained herein, in connection with the exercise of any Purchase Option pursuant to Section 6.3, the Company may offset from the Option Purchase Price paid to any Management Investor (or the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) the aggregate amount of any outstanding principal and accrued but unpaid interest due on any indebtedness of such Management Investor to the Company.

               (b) Company's Right of First Refusal. So long as the Company has not consummated a Public Offering, in the event that, on or prior to the fifth anniversary of the Closing Date, (i) a Management Investor is no longer employed by the Company and (ii) the Management Investor or his heirs, executors, administrators, transferees, successors or assigns (including the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) thereafter proposes to sell any or all of his or her shares of Incentive Securities to a third party in a bona fide transaction, the Management Investor may not

Transfer such shares of Common Stock without first offering to sell such shares of Common Stock to the Company pursuant to this Section 6.3(b). With respect to any Management Investor's Incentive Securities, the terms of the right of first refusal granted in this Section 6.3(b) shall only apply in the event the Company or the holders of Common Stock has declined to exercise its Purchase Option with respect to such Incentive Securities as provided in Section 6.3(a).

          The Management Investor shall deliver a written notice (a "Sale Notice") to the Company describing in reasonable detail the shares of Common Stock being offered, the name of the offeree, the purchase price requested and all other material terms of the proposed Transfer. Upon receipt of the Sale Notice, the Company, and/or its designee, shall have the right and option to purchase all or any portion of the shares of Common Stock being offered at the price and on the terms of the proposed Transfer set forth in the Sale Notice. Within 30 days after receipt of the Sale Notice, the Company shall notify such Management Investor whether or not it wishes to purchase any or all of the offered shares of Common Stock.

          If the Company elects to purchase (or to have its designee purchase) any of the offered shares of Common Stock, the closing of the purchase and sale of such shares of Common Stock shall be held at the place and on the date established by the Company in its notice to the Management Investor in response to the Sale Notice, which in no event shall be less than 10 or more than 60 days from the date of such notice. In the event that the Company does not elect to purchase all the offered shares of Common Stock, the Management Investor may, subject to the other provisions of this Agreement, Transfer the remaining offered shares of Common Stock to the offeree specified in the Sale Notice at a price no less than the price specified in the Sale Notice and on other terms no more favorable to the transferees thereof than specified in the Sale Notice during the 180-day period immediately following the last date on which the Company could have elected to purchase the offered shares of Common Stock. Any such shares of Common Stock not transferred within such 180 day period will be subject to the provisions of this Section 6.3(b) upon subsequent Transfer.

          6.4 Involuntary Transfers. So long as the Company has not consummated a Public Offering, in the event shares of Common Stock owned by any Management Investor shall be subject to sale or other Transfer (the date of such sale or transfer shall hereinafter be referred to as the "Transfer Date") prior to the fifth anniversary of the Closing Date by reason of (i) bankruptcy or insolvency proceedings, whether voluntary or involuntary, or (ii) distraint, levy, execution or other involuntary Transfer, then such Management Investor shall give the Company written notice thereof promptly upon the occurrence of such event stating the terms of such proposed Transfer, the identity of the proposed transferee, the price or other consideration, if readily determinable, for which the shares of Common Stock are proposed to be transferred, and the number of shares of Common Stock to be transferred. After its receipt of such notice or, failing such receipt, after the Company otherwise obtains actual knowledge of such a proposed Transfer, the Company, and/or, if approved by a majority of the members of the Board of Directors, the other holders of Class A Common Stock (on a pro rata basis), shall have the right and option to purchase all, but not less than all of such shares of Common Stock which right shall be exercised by written notice given by the Company to such proposed transferor within 60 days following the Company's receipt of such notice or, failing such receipt, the Company's obtaining actual knowledge of such proposed Transfer. Any purchase pursuant to this Section

6.4 shall be at the price and on the terms applicable to such proposed Transfer. If the nature of the event giving rise to such involuntary Transfer is such that no readily determinable consideration is to be paid for the Transfer of the shares of Common Stock, the price to be paid by the Company shall be the Option Purchase Price. The closing of the purchase and sale of the shares of Common Stock shall be held at the place and the date to be established by the Company, which in no event shall be less than 10 or more than 60 days from the date on which the Company gives notice of its election to purchase the Securities. At such closing, the Management Investor shall deliver the certificates evidencing the number of shares of Common Stock to be purchased by the Company, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company good title to such of the shares of Common Stock to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery the Company shall deliver to the Management Investor the full amount of the purchase price for such shares of Common Stock in cash by certified or bank cashier's check.

          6.5 Purchaser Representative. If the Company or any Investor enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each Management Investor will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Company. If any Management Investor appoints the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any Management Investor declines to appoint the purchaser representative designated by the Company such Management Investor will appoint another purchaser representative (reasonably acceptable to the Company), and such Management Investor will be responsible for the fees of the purchaser representative so appointed.

          6.6 Section 83(b) Elections. Each Management Investor shall make the election to include in his or her income, in the year he purchases Incentive Securities, the excess, if any, of the fair market value of the Incentive Securities at that time over $1.00 per share, pursuant to section 83(b) of the Code, in the manner and within the time period specified by the regulations promulgated thereunder, and shall promptly furnish a copy of such election to the Company after it has been filed. The parties agree to report the Incentive Securities as having a fair market value of $1.00 per share for purposes of section 83 of the Code. THE COMPANY SHALL BEAR NO RESPONSIBILITY OR LIABILITY FOR ANY ADVERSE TAX CONSEQUENCES TO A MANAGEMENT INVESTOR FOR ITS, HIS OR HER FAILURE TO MAKE SUCH SECTION 83(B) ELECTION OR ITS, HIS OR HER MAKING SUCH
SECTION 83(B) ELECTION.

                                   ARTICLE VII

                                 NON-COMPETITION

          7.1 Non-Compete Undertakings.

               (a) Except as provided below, each Management Investor, for so long as he or she is employed by the Company or any of its subsidiaries, and for the Non-Competition Period, the Management Investor shall not, without the express written consent of the Company, directly or indirectly, engage in any activity which is, or participate or invest in or assist (whether as owner, part-owner, stockholder, partner, director, officer, trustee, employee, agent, independent contractor or consultant, or in any other capacity) any Competitive Enterprise, except that the Executive may make passive investments in a Competitive Enterprise the shares of which are publicly traded if such investment constitutes less than one percent of the outstanding equity of such enterprise. Without implied limitation, the forgoing covenant shall include hiring or attempting to hire for or on behalf of any such Competitive Enterprise any officer or other employee of the Company or any Subsidiary, encouraging any officer or employee to terminate his or her relationship or employment with the Company or any Subsidiary, soliciting for or on behalf of any such Competitive Enterprise any client or customer of the Company or any Subsidiary, and diverting to any Person any client or business opportunity of the Company, or any Subsidiary.

               (b) The term "Non-Competition Period" shall mean the period commencing on the last day of such Management Investor's employment by the Company, Gallarus or any of their subsidiaries and ending on the second anniversary of the last day of such Management Investor's employment by the Company, Gallarus or any of their subsidiaries.

               (c) For purposes of this Article VII:

          "Controlled Entities" shall mean, as to any Person, (i) each direct or indirect Subsidiary of such Person, (ii) each other Person of which such Person is a direct or indirect Subsidiary, and (iii) each other direct or indirect Subsidiary of such other Person.

          "Competitive Enterprise" means any Person the activities, products or services of which are competitive with activities, products or services of the Company, Gallarus or any of its Controlled Entities in any state in which the Company, Gallarus or any of its Controlled Entities is engaged or intends to engage in the same or a similar business during the one year period preceding the Executive's termination of employment or during the Non-Competition Period.

          "Person" shall mean an individual, a corporation, an association, a partnership, an estate, a trust, and any other entity or organization,

          "Subsidiary" means, with respect to the Company, any corporation, partnership, association or other business entity of which fifty percent (50%) or more of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof, or fifty percent (50%) or more of the equity interest therein, is at the time owned or controlled, directly or indirectly, by any the Company or one or more of the other Subsidiaries of the Company or a combination thereof.

               (d) In furtherance and not in limitation of the foregoing restrictions, during each Management Investors employment with the Company or any of its subsidiaries and the Non-Competition Period, subject to each Management Investor's duties of employment, each

Management Investor shall not devote any time to consulting, lecturing or engaging in other self-employment or employment activities without the prior written consent of the Company.

          7.2 Business Opportunities. Each Management Investor, while he is employed by the Company and its subsidiaries, agrees to offer or otherwise make known or available to the Company or any subsidiary, as directed by the Company and without additional compensation or consideration, any business prospects, contracts or other business opportunities that he or she may discover, find, develop or otherwise have available to him or her in any field in which the Company or any of its Controlled Entities is engaged, and further agrees that any such prospects, contracts or other business opportunities shall be the property of the Company.

          7.3 Confidentiality. (a) Each Management Investor acknowledges that the Management Investor has and will necessarily become informed of, and have access to, certain valuable and confidential information of the Company and its Controlled Entities, including, without limitation, trade secrets, technical information, plans, lists of patients, data, records, fee schedules, computer programs, manuals, processes, methods, intangible rights, contracts, agreements, licenses, personnel information and the identity of customers (collectively, the "Confidential Information"), and that the Confidential Information, even though it may be contributed, developed or acquired in whole or in part by the Management Investor, is the Company's exclusive property to be held by the Management Investor in trust and solely for the Company's benefit. Accordingly, except as required by law, the Management Investor shall not, at any time, either during or subsequent to the his or her employment, use, reveal, report, publish, copy, transcribe, Transfer or otherwise disclose to any person, corporation or other entity, any of the Confidential Information without the prior written consent of the Company, except to responsible officers and employees of the Company and its subsidiaries and other responsible persons who are in a contractual or fiduciary relationship with the Company or one of its subsidiaries and except for information which legally and legitimately is or becomes of general public knowledge from authorized sources other than the Management Investor.

               (b) Upon the termination of his or her employment, each Management Investor shall promptly deliver to the Company all property and possessions of the Company and its subsidiaries, including all drawings, manuals, letters, notes, notebooks, reports, copies, deliverable Confidential Information and all other materials relating to the Company's and its subsidiaries' business which are in the Management Investor's possession or control.

                                  ARTICLE VIII

                               REGISTRATION RIGHTS

          The Investors shall have registration rights with respect to the Shares as set forth in the Registration Rights Agreement attached hereto as Exhibit C. Each of the Investors agrees not to effect any public sale or distribution of any securities of the Company during the periods specified in the Registration Rights Agreement, except as permitted by the Registration Rights Agreement, and each such Investor agrees to be bound by the rights of priority to participate in offerings as set forth therein. Furthermore, each Investor acknowledges for itself, himself or herself and its, his or her transferees that the Company may grant in the future incidental and/or demand registration rights to other holders of Common Stock that may have priority to the registration rights currently being granted to Investors in accordance with the Registration Rights Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

          9.1 Amendment and Modification. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) the holders of a majority of the Common Stock held by the Fund and its Permitted Transferees (so long as the Fund and its Permitted Transferees own in the aggregate the lesser of (A) ten percent (10%) of the outstanding Common Stock on a fully diluted basis or (B) the number of Shares held as of the Closing), (iii) the holders of a majority of the outstanding Common Stock on a fully diluted basis (including Shares owned by the Fund and its Affiliates), (iv) only with respect to amendments (A) to Sections 4.1(b), 4.2(a), 4.5 or 4.6 hereof, or (B) that otherwise affect the rights of Court Square hereunder in a manner materially adverse to Court Square or disproportionately to any other Investor, the consent of Court Square, and (v) with respect to any term herein that directly and adversely affects only the Management Investors, the holders of a majority of the Common Stock held by the Management Investors if such amendment would materially adversely affect such Management Investors. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

          9.2 Survival of Representations and Warranties. All representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement and the Closing Date and the consummation of the transactions contemplated hereby, regardless of any investigation made by an Investor or on its, his or her behalf.

          9.3 Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them.

          9.4 Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

          9.5 Notices. All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, telex, telecopier or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

          If to the Company to:

               GMH Holding Company
               c/o Citicorp Venture Capital, Ltd.
               399 Park Avenue, 14th Floor
               New York, New York 10043
               Attention: Ian Highet
               Facsimile: (212) 888-2940

          With a required copy to:

               Dechert LLP
               4000 Bell Atlantic Tower
               1717 Arch Street
               Philadelphia, PA 19103
               Attention: Geraldine A. Sinatra
               Facsimile: (215)994-2222

          If to the Fund, to:

               Citicorp Venture Capital Equity Partners, L.P.
               399 Park Avenue, 14th Floor
               New York, New York 10043
               Attention: Ian Highet
               Facsimile: (212) 888-2940

          If to Court Square, to:

               Court Square Capital Limited
               399 Park Avenue, 14th Floor
               New York, NY 10043
               Attention: Richard Mayberry, Jr.
               Facsimile: (212) 888-2940

          With a required copy (which shall not constitute Notice) to:

               Kirkland & Ellis LLP
               Citigroup Center
               153 East 53rd Street
               New York, NY 10022-4611
               Attention: Eunu Chun, Esq.
               Facsimile: (212)446-4900

          If to the Management Investors or any of them, to their addresses as listed in the signature pages hereto.

          All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when transmission confirmation is received during normal business hours, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          9.6 Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal law of the State of Delaware, without giving effect to principles of conflicts of law.

          9.7 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

          9.8 Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

          9.9 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

          9.10 Termination. Unless sooner terminated in accordance with its terms, this Agreement shall terminate on the fifteenth (15th) anniversary of the Closing Date.

          9.11 Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its, his or her obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its, his or her rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

          9.12 Party No Longer Owning Securities. If a party hereto ceases to own any Securities, such party will no longer be deemed to be an Investor or Management Investor for purposes of this Agreement, except that such party will continue to be obligated to reacquire Securities Transferred to a Permitted Transferee as required by Section 3.5(a) and will be deemed to be an Investor and/or a Management Investor at such time as such party reacquires such Securities.

          9.13 No Effect on Employment. Nothing herein contained shall confer on any Management Investor the right to remain in the employ of the Company or any of its subsidiaries or Affiliates.

          9.14 Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

          9.15 Future Investors. The parties hereto hereby agree that any current or future person who is granted the right to acquire Securities from the Company subsequent to the date hereof may become a signatory to this Agreement by executing a written instrument setting forth that the person agrees to be bound by the terms and conditions of this Agreement and this Agreement will be deemed to be amended to include such person as an Investor and the number of Securities to be acquired by it, him or her (it being understood that the Parties hereto anticipate that additional Management Investors shall become parties to this Agreement prior to the Closing).

          IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase and Holders Agreement the day and year first above written.

                                        GMH HOLDING COMPANY


                                        By: /s/ Ian D. Highet
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CITIGROUP VENTURE CAPITAL EQUITY
                                        PARTNERS, L.P.

                                        By: CVC PARTNERS, LLC,
                                            its General Partner


                                        By: /s/ Ian D. Highet
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CVC EXECUTIVE FUND LLC

                                        By: CITIGROUP VENTURE CAPITAL GP
                                            HOLDINGS, LTD., its Managing Member


                                        By: /s/ Ian D. Highet
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CVC/SSB EMPLOYEE FUND, L.P.

                                        By: CVC PARTNERS, LLC,
                                            its General Partner


                                        By: /s/ Ian D. Highet
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        COURT SQUARE CAPITAL LIMITED


                                        By: /s/ Richard E. Mayberry, Jr.
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CVC CO-INVESTERS:


                                        /s/ Clayton M. Albertson
                                        ----------------------------------------
                                        Clayton M. Albertson


                                        /s/ Christopher Bloise
                                        ----------------------------------------
                                        Christopher Bloise


                                        /s/ John P. Civantos
                                        ----------------------------------------
                                        John P. Civantos


                                        /s/ Michael A. Delaney
                                        ----------------------------------------
                                        Michael A. Delaney


                                        /s/ Markus Ehrler
                                        ----------------------------------------
                                        Markus Ehrler


                                        /s/ Andrew S. Gesell
                                        ----------------------------------------
                                        Andrew S. Gesell


                                        /s/ Michael S. Gollner
                                        ----------------------------------------
                                        Michael S. Gollner

                                        /s/ Ian D. Highet
                                        ----------------------------------------
                                        Ian D. Highet


                                        /s/ John K. Kim
                                        ----------------------------------------
                                        John K. Kim


                                        /s/ Richard E. Mayberry, Jr.
                                        ----------------------------------------
                                        Richard E. Mayberry, Jr.


                                        ALCHEMY, L.P.


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        /s/ Harris Newman
                                        ----------------------------------------
                                        Harris Newman


                                        BG PARTNERS LP


                                        By: /s/ PAUL C. SCHORR IV
                                            ------------------------------------
                                        Name: PAUL C. SCHORR IV
                                        Title: Authorized Signatory & General
                                               Partner


                                        /s/ Joseph M. Silvesti
                                        ----------------------------------------
                                        Joseph M. Silvesti


                                        /s/ David F. Thomas
                                        ----------------------------------------
                                        David F. Thomas

                                        THE NATASHA FOUNDATION


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: VP


                                        /s/ Claus Von Hermann
                                        ----------------------------------------
                                        Claus von Hermann


                                        /s/ Jeffrey F. Vogel
                                        ----------------------------------------
                                        Jeffrey F. Vogel


                                        ABG INVESTMENT MANAGEMENT, LLC


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Managing Member

                                        MANAGEMENT INVESTORS:


                                        /s/ Dan McCarthy
                                        ----------------------------------------
                                        Dan McCarthy
                                        Address: 575 West End Ave #6A
                                                 New York, NY 10024
                                        Telephone No: 914-441-1801


                                        /s/ Gerard Parker
                                        ----------------------------------------
                                        Gerard Parker
                                        Address: 7665 Dunvegan Close
                                                 Dunwoody, GA 30350
                                        Telephone No.: 770-671-8709


                                        /s/ Stuart Christian
                                        ----------------------------------------
                                        Stuart Christian
                                        Address: 2215 Brentbrook Trail
                                                 Lawrenceville, GA 30043
                                        Telephone No.: 678-442-0859


                                        /s/ Glenn Goad
                                        ----------------------------------------
                                        Glenn Goad
                                        Address: 6715 Moulton Place
                                                 Cumming, GA 30040
                                        Telephone No.: 678-455-4434


                                        /s/ Scott Dixon
                                        ----------------------------------------
                                        Scott Dixon
                                        Address: 10635 Centennial Drive
                                                 Alpharetta, BA 30022
                                        Telephone No.: 770-664-6716


                                        /s/ Marcia Bollinger
                                        ----------------------------------------
                                        Marcia Bollinger
                                        Address: 2121 Hunters Green Drive
                                                 Lawrenceville, GA 30043
                                        Telephone No.: 770-962-3703

                                        /s/ Daniel Steadman
                                        ----------------------------------------
                                        Daniel Steadman
                                        Address: 6335 Indian Acres Trail
                                                 Tucker, GA 30084
                                        Telephone No.: 770-934-7574


                                        /s/ Susan Deese
                                        ----------------------------------------
                                        Susan Deese
                                        Address: 214 Aabersham Place
                                                 Carrollton, GA 30117
                                        Telephone No.: 770-832-8511

                                   SCHEDULE I

                              SECURITIES PURCHASED

                                                                   Number of
                                                                   Shares of
                                                                    Class L
                                                    Purchase      Common Stock
                                                      Price         Received
                                                  ------------   -------------
Citigroup Venture Capital Equity Partners, L.P.   $182,563,278   16,596,661.64
CVC Executive Fund LLC                            $  1,619,316      147,210.55
CVC/SSB Employee Fund, L.P.                       $  1,817,406      165,218.73
Clayton M. Albertson                              $     15,000        1,363.63
Christopher Bloise                                $     25,000        2,272.73
John P. Civantos                                  $     50,000        4,545.45
Michael A. Delaney                                $    200,000       18,181.82
Markus Ehrler                                     $     25,000        2,272.73
Andrew S. Gesell                                  $     50,000        4,545.45
Michael S. Gollner                                $    100,000        9,090.91
Ian D. Highet                                     $    250,000       22,727.27
John K. Kim                                       $     15,000        1,363.63
Richard E. Mayberry, Jr.                          $     50,000        4,545.45
Alchemy, L.P.                                     $    500,000       45,454.55
Harris Newman                                     $     25,000        2,272.73
BG Partners LP                                    $    250,000       22,727.27
Joseph M. Silvestri                               $     75,000        6,818.18
David F. Thomas                                   $    500,000       45,454.55
The Natasha Foundation                            $  2,675,000      243,181.82
Claus von Hermann                                 $      5,000          454.55
Jeffrey F. Vogel                                  $      5,000          454.55
ABG Investment Management, LLC                    $    200,000       18,181.82
                                                  ------------   -------------
Totals                                            $191,015,000   17,365,000.01
                                                  ============   =============

                           SEE LEGEND ON REVERSE SIDE

                       Incorporated Under the Laws of the
                                State of Delaware

NUMBER                                                                  SHARES
 CA 1                                                                 568,348.90

                              GMH HOLDING COMPANY

                 Class A Common Stock, par value $.001 per share

This Certifies that Daniel McCarthy is the registered holder of Five Hundred Sixty-Eight Thousand Three Hundred Forty-Eight and 90/100 Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 7th day of January A.D. 2005.


/s/ Daniel McCarthy                     /s/ Gerard Parker
-------------------------------------   ----------------------------------------
Daniel McCarthy, CEO and Secretary      Gerard Parker, CFO and Assistant
                                        Secretary

(C) GOES 722
All Rights Reserved

                           SEE LEGEND ON REVERSE SIDE

              Incorporated Under the Laws of the State of Delaware

NUMBER                                                                  SHARES
 CA 2                                                                 284,174.45

                               GMH HOLDING COMPANY

                 Class A Common Stock, par value $.001 per share

This Certifies that Gerard Parker is the registered holder of Two Hundred Eighty-Four Thousand One Hundred Seventy-Four and 45/100 Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 7th day of January A.D. 2005


/s/ Daniel McCarthy                     /s/ Gerard Parker
-------------------------------------   ----------------------------------------
Daniel McCarthy, CEO and Secretary      Gerard Parker, CFO and Assistant
                                        Secretary

(C) GOES 722
All Rights Reserved

                           SEE LEGEND ON REVERSE SIDE

              Incorporated Under the Laws of the State of Delaware

NUMBER                                                                   SHARES
 CA 3                                                                  42,626.17

                               GMH HOLDING COMPANY

                 Class A Common Stock, par value $.001 per share

This Certifies that Stuart Christian is the registered holder of Forty-Two Thousand Six Hundred Twenty-Six and 17/100 ********* Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 7th day of January A.D. 2005


/s/ Daniel McCarthy                     /s/ Gerard Parker
-------------------------------------   ----------------------------------------
Daniel McCarthy, CEO and Secretary      Gerard Parker, CFO and Assistant
                                        Secretary

(C) GOES 722
All Rights Reserved

                           SEE LEGEND ON REVERSE SIDE

                       Incorporated Under the Laws of the
                               State of Delaware

NUMBER                                                                   SHARES
 CA 4                                                                  42,626.17

                               GMH HOLDING COMPANY

                Class A Common Stock, par value $.001 per share

This Certifies that Glenn Goad is the registered holder of Forty-Two Thousand Six Hundred Twenty-Six and 17/100********** Shares transferable only on the books of the Corporation by the holder herof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 7th day of January A.D. 2005


/s/ Daniel McCarthy                     /s/ Gerard Parker
-------------------------------------   ----------------------------------------
Daniel McCarthy, CEO and Secretary      Gerard Parker, CFO and
                                        Assistant Secretary

(C) GOES 722
All Rights Reserved

                           SEE LEGEND ON REVERSE SIDE

                       Incorporated Under the Laws of the
                               State of Delaware

NUMBER                                                                   SHARES
 CA-5                                                                  42,626.17

                               GMH HOLDING COMPANY

                Class A Common Stock, par value $.001 per share

This Certifies That Scott Dixon is the registered holder of Forty-Two Thousand Six Hundred Twenty-Six and 17/100********** Shares transferable only on the books of the Corporation by the holder herofin person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 7th day of January A.D. 2005


/s/ Daniel McCarthy                     /s/ Gerard Parker
-------------------------------------   ----------------------------------------
Daniel McCarthy, CEO and Secretary      Gerard Parker, CFO and
                                        Assistant Secretary

(C) GOES 722
All Rights Reserved

                           SEE LEGEND ON REVERSE SIDE

              Incorporated Under the Laws of the State of Delaware

NUMBER                                                                   SHARES
 CA 6                                                                  42,626.17

                               GMH HOLDING COMPANY

                Class A Common Stock, par value $.001 per share

This Certifies that Marcia Bollinger is the registered holder of Forty-Two Thousand Six Hundred Twenty-Six and 17/100 ********** Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 7th day of January A.D. 2005


/s/ Daniel McCarthy                     /s/ Gerard Parker
-------------------------------------   ----------------------------------------
Daniel McCarthy, CEO and Secretary      Gerard Parker, CFO and Assistant
                                        Secretary

(C) GOES 722
All Rights Reserved

                           SEE LEGEND ON REVERSE SIDE

              Incorporated Under the Laws of the State of Delaware

NUMBER                                                                   SHARES
 CA 7                                                                  28,417.44

                               GMH HOLDING COMPANY

                Class A Common Stock, par value $.001 per share

This Certifies that Daniel Steadman is the registered holder of Twenty-Eight Thousand Four Hundred Seventeen and 44/100 ******** Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 7th day of January A.D. 2005


/s/ Daniel McCarthy                     /s/ Gerard Parker
-------------------------------------   ----------------------------------------
Daniel McCarthy, CEO and Secretary      Gerard Parker, CFO and Assistant
                                        Secretary

(C) GOES 722
All Rights Reserved

                           SEE LEGEND ON REVERSE SIDE

                       Incorporated Under the Laws of the
                                State of Delaware

NUMBER                                                                   SHARES
 CA 8                                                                  28,417.44

                               GMH HOLDING COMPANY

                Class A Common Stock, par value $.001 per share

This Certifies that Susan Deese is the registered holder of Twenty-Eight Thousand Four Hundred Seventeen and 44/100 *********

Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 7th day of January A.D. 2005.


/s/ Daniel McCarthy                     /s/ Gerard Parker
-------------------------------------   ----------------------------------------
Daniel McCarthy, CEO and Secretary      Gerard Parker, CFO and Assistant
                                        Secretary

(C) GOES 722
All Rights Reserved